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                                                                   EXHIBIT 3.137

                            CERTIFICATE OF AMENDMENT
                                       OF
                          TSI SPRINGFIELD VIRGINIA, LLC

         UNDER SECTION 18-202 OF THE DEL. LIMITED LIABILITY COMPANY ACT

                  FIRST: The name of the limited liability company is TSI Springfield Virginia, LLC.

                  SECOND: The first certification paragraph of the Certificate of Formation of the limited liability company is hereby amended in its entirety to read as follows:

                  "FIRST. The name of the limited liability company is TSI WEST SPRINGFIELD, LLC."

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of TSI Springfield Virginia, LLC as of the 28th day of August, 2000.

                                              TSI HOLDINGS (VA), INC.,
                                              Sole Member

                                              By: /s/ Alexander A. Alimanestianu
                                                 -------------------------------
                                                  Alexander A. Alimanestianu
                                                  Executive Vice President

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                            CERTIFICATE OF FORMATION
                                       OF
                          TSI SPRINGFIELD VIRGINIA, LLC

         UNDER SECTION 18-201 OF THE DEL. LIMITED LIABILITY COMPANY ACT

                  This Certificate of Formation of TSI Springfield Virginia, LLC, dated as of November 24, 1999, is being duly executed and filed by Carin V. Khatchikian, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. Section 18-101, et seq.).

                  FIRST. The name of the limited liability company formed hereby is TSI SPRINGFIELD VIRGINIA, LLC.

                  SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                                     /s/   Carin V. Khatchikian
                                                    ____________________________
                                                    Name:  Carin V. Khatchikian
                                                    Title: Authorized Person